EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350

      I, Terrance M. McCarthy,  President and Chief  Executive  Officer of First
Banks,  Inc.  (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2008 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2008

                                   By: /s/ Terrance M. McCarthy
                                       -----------------------------------------
                                           Terrance M. McCarthy
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


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